MGI FUNDS™

SUPPLEMENT TO
THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES
DATED JULY 31, 2010, AS SUPPLEMENTED ON AUGUST 13, 2010,
OCTOBER 1, 2010, OCTOBER 20, 2010, DECEMBER 16, 2010,
JANUARY 20, 2011, AND APRIL 1, 2011

The date of this Supplement is June 29, 2011.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of MGI Funds:

1.           The following is added as the last paragraph of the section under the caption “Important Additional Information—Purchase and Sale of Fund Shares,” on page 41 of the Class S Shares Prospectus and on page 42 of the Class Y Shares Prospectus:

All classes of each Fund may not be available in every state. Currently, only Class Y-3 shares of each Fund are available in Montana.

2.           The following is added to the end of the first paragraph under the caption “Details About the Funds—The Manager of Managers Structure,” on page 42 of the Class S Shares Prospectus and on page 43 of the Class Y Shares Prospectus:

However, the Advisor will maintain a portion of each Fund’s assets in cash to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to the subadvisor(s).

3.           The first paragraph under the caption “Details About the Funds—Cash and Short-Term Investments,” on page 75 of the Class S Shares Prospectus and page 76 of the Class Y Shares Prospectus, is deleted and replaced with the following:

Although each Fund generally expects to be fully invested in accordance with its investment strategies described in this prospectus, the Advisor will maintain a portion of each Fund’s assets in cash (a “cash buffer”) to manage daily cash flows and to reduce transaction costs associated with the allocation of the Fund’s assets to the subadvisor(s). The cash buffer maintained by the Advisor for a Fund, together with any uninvested cash held by the Fund’s subadvisor(s), is not expected to exceed 5% of the Fund’s total assets.  The cash buffer maintained by the Advisor will be invested in overnight time deposits and similar instruments, pending its allocation to the Fund’s subadvisor(s).

The Funds also may hold cash and short-term instruments for temporary or defensive purposes, including in anticipation of redemptions or prior to investment of deposits and other proceeds in accordance with the Funds’ investment objectives and policies. The types of short-term instruments in which the Funds may invest for such temporary purposes include short-term fixed-income securities (such as securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), money market mutual funds, repurchase agreements, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions, corporate commercial paper, and master demand notes.

4.           The following is added to the second paragraph under the caption “Exchanging Class S Shares,” on page 83 of the Class S Shares Prospectus, and the third paragraph under the caption “Exchanging Class Y Shares,” on page 84 of the Class Y Shares Prospectus:

All classes of each Fund may not be available in every state. Currently, only Class Y-3 shares of each Fund are available in Montana.